Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events
Subsequent Events

19. Subsequent Events:

19.1 On July 9, 2014, the Company received a firm commitment letter for an up to $350 million secured bridge loan facility, to partially refinance its 5.00% convertible bond maturing December 1, 2014. ABN Amro Bank N.V. is expected to be the Lead Arranger and commit $200 million in this facility. The facility is subject to definitive documentation. We expect it will be secured by Ocean Rig shares owned by the Company, will contain certain conditions precedent, will mature 12 months from the drawdown date as such period may be extended by the lenders for up to 12 months and will be subject to mandatory prepayment in certain events.

19.2 On July 11, 2014, the Company entered into a supplemental agreement under the secured term loan facility dated July 23, 2008, to among other things, release the vessel Woolloomoloo from the collateral package under this loan.

19.3 On July 17, 2014, the Company signed a supplemental agreement under the secured term loan facility dated October 26, 2011 for a waiver of a certain financial covenant until December 31, 2014.

19.4 On July 18, the Company signed a firm commitment letter from Nordea Bank for an up to $170 million senior secured credit facility to finance nine drybulk vessels. Nordea Bank has committed to fully underwrite this facility which is expected to have a five year term and bears interest at LIBOR plus a margin. Six out of the nine vessels are currently mortgaged under the Company's $325 million Senior Credit Facility which has a balance of $58.1 million as of July 31, 2014. The remaining three vessels are currently debt free. The availability of this facility is subject to final documentation and certain conditions precedent.

19.5 On July 21, 2014, Ocean Rig announced that its Board of Directors declared a quarterly cash dividend with respect to the quarter ended June 30, 2014 of $0.19 per common share, to shareholders on record as of August 1, 2014 and payable on or about August 11, 2014.

19.6 On July 25, 2014, Ocean Rig entered into a $1.3 billion Senior Secured Term Loan B facility to refinance the $1.35 billion Senior Secured Credit Facility, which had a balance of approximately $1.3 billion on that date. Consequently, an amount of $75 million which was previously restricted under the $1.35 billion facility was released to Ocean Rig. The new Term Loan B facility is secured primarily by first priority mortgages on the drillships, Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena, bears interest at fixed rate, and matures on July 25, 2021.

19.7 On July 31, 2014, the Company signed a supplemental agreement under the secured term loan facility dated October 24, 2012, for the relaxation of a certain financial covenant until December 31, 2014.